                            REGISTRATION RIGHTS AGREEMENT

                              Dated as of March 31, 1998

                                     by and among

                               Excel Legacy Corporation

                                         and

                        the Purchasers Listed on the Signature

                           Pages of the Purchase Agreement

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                            REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is made and entered into as of March 31, 1998, by and among Excel Legacy Corporation, a Delaware corporation (the "Company"), and the purchasers (herein referred to collectively as the "Purchasers" and individually as a "Purchaser") whose names are set forth on the signature pages of the Purchase Agreement (as defined below).

          This Agreement is made pursuant to the Purchase Agreements between the Company and the Purchasers (collectively and individually, the "Purchase Agreement"). In order to induce the Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the Closing under the Purchase Agreement.

          The parties hereby agree as follows:

1.   DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          AGENT: Any Person authorized to act and who acts on behalf of any of the Purchasers with respect to the transactions contemplated by this Agreement.

          COMMON STOCK:  The common stock, $.01 par value, of the Company.

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

          NASD:  National Association of Securities Dealers, Inc.

          NMS:  NASDAQ National Market System.

          NOTICE OF ACCEPTANCE:  See Section 9(b) hereof.

          OFFER:  See Section 9(a) hereof.

          OFFERED SECURITIES:  See Section 9(a) hereof.

          PERSON: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          PIGGYBACK NOTICE:  See Section 4(a) hereof.

          PREFERRED SHARES: The Series A Liquidating Preference Convertible Preferred Stock due 2005, $.01 par value, of the Company being issued and sold pursuant to the Purchase Agreement.

          PROSPECTUS: The prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

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          REFUSED SECURITIES:  See Section 9(b) hereof.

          REGISTRATION EXPENSES:  See Section 7(a) hereof.

          REGISTRABLE SECURITIES: (i) The Preferred Shares, (ii) the shares of Common Stock issued or issuable upon conversion of the Preferred Shares, (iii) the Warrant Shares, (iv) the shares of Common Stock into which the Warrant Shares may be convertible, and (v) any securities issued or issuable with respect to the Common Stock referred to in clause (ii) or (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided that a security ceases to be a Registrable Security when it is no longer a Transfer Restricted Security.

          REGISTRATION STATEMENT: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

          SEC:  The Securities and Exchange Commission.

          TRANSFER RESTRICTED SECURITIES: Securities acquired by the holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that a Security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

          UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

          WARRANT SHARES: The shares of Series A Preferred Stock deliverable upon the exercise of (i) that certain Warrant to Purchase 241,000 shares of Series A Preferred Stock issued concurrently herewith to BancBoston Capital Inc. and (ii) that certain Warrant to Purchase 4,256,000 shares of Series A Preferred Stock issued concurrently herewith to Southeastern Asset Management, Inc., for and on behalf of its assignee, Longleaf Partners Realty Fund, a Series of Longleaf Partners Funds Trust.

2.   SECURITIES SUBJECT TO THIS AGREEMENT

     (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

     (b) HOLDERS OF REGISTRABLE SECURITIES. A Person is deemed to be a holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

3.   SHELF REGISTRATION.

     (a) TIMING OF FILING, EFFECTIVENESS AND PERIOD OF USABILITY. As promptly as practicable and in any event within 60 days following the date of initial issuance of the Preferred Shares, the Company


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

shall file a "shelf" Registration Statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act for all the Registrable Securities, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof. The Company agrees to use its best efforts to cause the Registration Statement to become effective within 60 days following the date of filing with the SEC.

          The Company agrees to use its best efforts to keep the Registration Statement continuously effective and usable for resale of Registrable Securities, for a period of two years from the date on which the SEC declares such Registration Statement effective, or in the event that a holder which beneficially owns not less than five percent (5.0%) of any class of equity securities of the Company so requests in writing not less than 30 days prior to the termination of such two-year period, for a period of five years from such effective date, or such shorter period which will terminate when all the Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

          The Company agrees to apply to have the Registrable Securities listed on NMS promptly following the qualification of such securities (i.e., in terms of share price, market value, public float, etc.) to be so listed, and to use its best efforts to cause the listing to become effective. If after 150 days following the date on which the SEC declares the Registration Statement effective, the Registrable Securities still do not qualify for listing on NMS, the Company will seek a waiver from NMS of any applicable provisions then preventing listing. If the waiver is not granted, the Company agrees to pursue all reasonable options to have the Registrable Securities qualify for listing which are not detrimental to stockholders of the Company, including the possibility of obtaining a listing on another national stock exchange.

     (b) SELECTION OF UNDERWRITERS. If at any time or from time to time any of the holders of the Registrable Securities covered by the Registration Statement desire to sell Registrable Securities in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the Registrable Securities included in such offering; PROVIDED that such investment bankers and managers must be reasonably satisfactory to the Company.

4.   PIGGYBACK REGISTRATIONS.

     (a) PARTICIPATION. Subject to Section 4(b) hereof, if at any time after the date hereof the Company files a registration statement under the Securities Act with respect to an offering of any equity securities by the Company for its own account or for the account of any of its equity holders (other than (i) a registration on Form S-4 or S-8 or any successor form to such Forms, or (ii) any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Company shall give prompt notice (the "Piggyback Notice") to the holders of the Registrable Securities and such holders shall be entitled to include in such registration statement the Registrable Securities held by them. The Piggyback Notice shall offer the holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall set forth (1) the anticipated filing date of such registration statement and (2) the number of shares of Common Stock that is proposed to be included in such registration statement. The Company shall include in such registration statement such shares of Registrable Securities for which it has received written requests to register such shares within ten business days after the Piggyback Notice has been given.

     (b) UNDERWRITER'S CUTBACK. Notwithstanding the foregoing, if a registration pursuant to this Section 4 involves an underwritten offering and the managing underwriters of such proposed underwritten offering deliver an opinion to the holders of the Registrable Securities that the total or kind of securities that such holders and any other Person intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Company shall include in such registration (i) 100% of the securities that the Person (which may be the Company) initiating such registration proposes to sell, and (ii) second, to the extent of the amount of securities that all other holders have requested to be included in such registration, which, in the opinion of the managing underwriters, can be sold without such adverse effect referred to above, such amount to be allocated pro rata among all other holders based upon the relative aggregate amount of gross proceeds to be received by any other holders in the offering.

     (c) COMPANY CONTROL. The Company may decline to file a registration statement after giving the Piggyback Notice, or withdraw a registration statement after filing and after such Piggyback Notice, but prior to the effectiveness of the registration statement, provided that the Company shall promptly notify each holder of the Registrable Securities in writing of any such action and provided further that the Company shall bear all reasonable expenses incurred by each such holder or otherwise in connection with such withdrawn registration statement.

5.   HOLD-BACK AGREEMENTS

     (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 or 4 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering any such agreement; PROVIDED that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities commencing on the date of sale of Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

     (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees:

          (1) not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any underwritten offering made pursuant to a Registration Statement filed under Section 3 or 4 hereof, to the extent timely requested in writing by the managing underwriters (except
     (i) as part of such underwritten registration, (ii) pursuant to a registration on Form S-4 or S-8 or any successor form to such Forms, or
     (iii) pursuant to any registration of securities as it relates to an offering and sale to management of the Company pursuant to any employee stock plan or other employee benefit plan arrangement), and

          (2) to cause each holder of privately placed equity securities issued by the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

6.   REGISTRATION PROCEDURES

          In connection with the Company's obligations to file a Registration Statement pursuant to Section 3 or 4 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, including sales pursuant to Rule 144 under the Securities Act, and pursuant thereto the Company will as promptly as practicable:

          (a) before filing the Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for shelf registration or otherwise necessary to keep the Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, at least 24 hours in advance of the proposed effective date of the Registration Statement;

          (d) notify the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, IMMEDIATELY (i.e., on the same day and, if effectiveness has been declared prior to such time, before the close of the New York Stock Exchange on such day), of the effectiveness of the Registration Statement or any post-effective amendment thereto;

          (e) notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly,

               (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed,

               (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

               (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

               (4) if at any time the representations and warranties of the Company contemplated by paragraph (k) below cease to be true and correct, of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

               (5) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (g) upon request, furnish to each selling holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (h) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

          (i) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (j) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing

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     underwriters may request at least two business days prior to any sale of
     Registrable Securities to the underwriters;

          (k) if any fact contemplated by paragraph (c)(5) above shall exist, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (l) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority of such Registrable Securities or the managing underwriters, if any;

          (m) upon the effectiveness of the Registration Statement, and again upon each sale of any Registrable Securities in an underwritten offering, enter into agreements (including underwriting agreements) and take all other appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection:

               (1) make such representations and warranties to the underwriters or the selling holders, as applicable, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings;

               (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, substance and scope) shall be reasonably satisfactory to the managing underwriters or the selling holders, as applicable) addressed to the underwriters or the selling holders, as applicable, covering the matters customarily covered in opinions requested in underwritten offerings;

               (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the underwriters or the selling holders (PROVIDED that such letters are delivered by the accountants to Persons such as the selling holders, and PROVIDED FURTHER that the selling holders deliver to the accountants all information and documentation requested by the accountants in connection therewith), as applicable, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings;

               (4) if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of
          Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (5) deliver such documents and certificates as may be reasonably requested by the managing underwriters or the selling holders, as applicable, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (n) make available for inspection by a representative of the holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration; PROVIDED that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order; and

          (o) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the
     NASD).

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(i) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(i) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company all copies of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 3(a) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by Section 6(i) hereof or is advised in writing by the Company that the use of the Prospectus may be resumed; provided that nothing herein shall relieve the Company from its obligation pursuant to Section 3(a) hereof to file a Registration Statement within 60 days following the date of initial issuance of the Preferred Shares; and provided further that the aggregate length of all discontinuances pursuant to this paragraph in any 12-month period shall not exceed 120 days.

7.   REGISTRATION EXPENSES

     (a) All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective, including without limitation:

          (1) all registration and filing fees (including with respect to filings required to be made with the NASD);

          (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

          (3) printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

          (4) fees and disbursements of counsel for the Company, the underwriters and for the sellers of the Registrable Securities (subject to the provisions of Section 7(b) hereof);

          (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

          (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or legal expenses of any Person other than the Company, the underwriters and the selling holders); and

          (7) fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses").

          The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

     (b) In connection with the Registration Statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority of such Registrable Securities.

8.   INDEMNIFICATION

     (a) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify and hold harmless each holder of Registrable Securities, its officers, directors, trustees, representatives, employees and Agents and each Person who controls or is controlled by such holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have completely corrected such untrue statement or omission; and PROVIDED FURTHER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Registrable Securities.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding and has failed to employ counsel satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company, and such Indemnified Holder shall have been advised by counsel that there may be one or more legal defenses available to such Indemnified holder which are different from or additional to those available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. The Company will not agree to any settlement or consent judgment requiring any action other than the payment of cash without the written consent of the Indemnified Holders.

     (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary prospectus.

     (c) CONTRIBUTION. If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.   PREEMPTIVE RIGHTS

     (a) For so long as any of the Preferred Shares remain outstanding, the Company shall not issue or sell, agree to issue or sell, or reserve or set aside for issuance or sale, any Preferred Shares or any other equity securities of the Company ranking on a parity with the Preferred Shares which have substantially similar preferences, rights and privileges as the Preferred Shares (collectively, the "Offered Securities"), unless the Company shall have first offered (each such offer, an "Offer") to sell to each holder of then outstanding Preferred Shares such shares of the Offered Securities in proportion to its then existing holdings of outstanding Preferred Shares, on the same terms and conditions and for the same consideration as the Company proposes to issue the Offered Securities to Persons other than such holders.

     (b) Notice of each holder's intention to accept, in whole or in part, an Offer shall be evidenced by a writing signed by such holder and delivered to the Company within ten business days following receipt of such Offer, setting forth such portion of the Offered Securities as such holder elects to purchase (each such writing, a "Notice of Acceptance"). In the event that Notices of Acceptance are not given by the holders of outstanding Preferred Shares in respect of all of the Offered Securities, the Company shall have 120 days from the expiration of the foregoing ten-day period to sell all or any part of such Offered Securities as to which Notices of Acceptance have not been given by the holders (the "Refused Securities") to any other Person or Persons, but only upon terms and conditions which are no more favorable, in the aggregate, to such other Person or Persons than those set forth in the Offer. Upon the closing of the sale of the Refused Securities, the holders shall purchase from the Company, and the Company shall sell to the holders, the Offered Securities in respect of which Notices of Acceptance were delivered to the Company, on the terms specified in the Offer.

10.  RULE 144

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC.

11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

12.  MISCELLANEOUS

     (a) REMEDIES. Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Purchase Agreement and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person.

     (c) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to the Registrable Securities which would (i) adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement, or (ii) adversely affect the marketability of such Registrable Securities in any such registration.

     (d) TRANSFER AGENT. The Company will establish and maintain a transfer agent for the Registrable Securities for so long as such securities are outstanding.

     (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of a majority of the Registrable Securities being sold.

     (f) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 12(f), which address initially is, with respect to each Purchaser, the address set forth on such Purchaser's signature page of the Purchase Agreement; and

          (ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(f), with a copy to Latham & Watkins, 701 "B" Street, Suite 2100, San Diego, California 92101, Attention: Scott N. Wolfe, Esq.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities; provided, however, that after the Closing this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a holder of Preferred Shares unless and to the extent such successor or assign acquired Registrable Securities from such holder.

     (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (k) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                    The Company:   EXCEL LEGACY CORPORATION


                                   By: /s/ Gary B. Sabin
                                       ------------------------------------

                                   Title: President and Chief Executive Officer
                                          -------------------------------------


                    Purchaser:     SOUTHEASTERN ASSET MANAGEMENT,
                                   INC.


                                   By: /s/ Charles D. Reaves
                                       ---------------------

                                   Title: Vice President and General Counsel
                                          ----------------------------------

                    Purchaser:     ALLSTATE INSURANCE COMPANY


                                   By: /s/ Authorized Signatory
                                       ------------------------

                                   Title: Authorized Signatory
                                          --------------------


                    Purchaser:     BANCBOSTON CAPITAL INC.


                                   By: /s/ BancBoston Capital Inc.
                                       ---------------------------

                                   Title: BancBoston Capital Inc.
                                          -----------------------


                    Purchaser:     THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY


                                   By: /s/ Carson D. Keyes
                                       -------------------

                                   Title: Vice President
                                          --------------